UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

As previously disclosed in its Current Report on Form 8-K filed on June 25, 2019, AbbVie Inc. (“AbbVie”) and Venice Subsidiary LLC (“Acquirer Sub”), a direct wholly-owned subsidiary of AbbVie, entered into a Transaction Agreement (the “Transaction Agreement”) with Allergan plc (“Allergan”). The Transaction Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Acquirer Sub will acquire (the “Acquisition”) all of the outstanding ordinary shares of Allergan. As a result, Allergan will become a wholly-owned subsidiary of AbbVie.

In connection with the Acquisition, Allergan will file a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”).

Profit Forecast Document

As Allergan is an Irish incorporated company, the Acquisition is subject to the Irish Takeover Panel Act 1997 and Takeover Rules 2013 (the “Irish Takeover Rules”). Further, because the consideration under the Acquisition includes shares of AbbVie common stock, the Irish Takeover Rules require that, in the event AbbVie provides earnings guidance (known as a “profit forecast” under the Irish Takeover Rules) that are relevant to the Acquisition, such profit forecast must be repeated in the Proxy Statement and certain attestations to that profit forecast must also be provided.

As AbbVie has previously publicly disclosed a profit forecast for the quarter ending September 30, 2019 and for its financial year ending December 31, 2019, that profit forecast will be repeated in the Proxy Statement, and will also be enclosed with a letter (the “Profit Forecast Document”) being mailed to Allergan shareholders with the Proxy Statement.

In addition to setting out such profit forecast, the Profit Forecast Document includes reports from (1) AbbVie’s reporting accountants, PricewaterhouseCoopers LLP, 1 Embankment Place, London, WC2N 6RH, United Kingdom (“PricewaterhouseCoopers UK”) (the “PricewaterhouseCoopers UK Report”), confirming that the AbbVie profit forecast has been properly compiled on the basis of the assumptions set forth in the Profit Forecast Document and the basis of accounting used is consistent with the accounting policies of AbbVie, and (2) AbbVie’s financial advisor, Morgan Stanley & Co. International plc (“Morgan Stanley”) (the “Morgan Stanley Report”), confirming that it considers that the AbbVie profit forecast has been made with due care and consideration, each such report prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules.

PricewaterhouseCoopers UK has prepared the PricewaterhouseCoopers UK Report at AbbVie’s request solely to enable AbbVie to meet certain of its obligations pursuant to the Irish Takeover Rules. The PricewaterhouseCoopers UK Report was prepared in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board for use in the United Kingdom (the “Applicable Standards”). PricewaterhouseCoopers UK’s work on the AbbVie profit forecast does not constitute an audit or review in accordance with auditing standards generally accepted in the United States of America or auditing standards of the Public Company Accounting Oversight Board (United States) nor does the PricewaterhouseCoopers UK Report constitute an examination, compilation or review under those standards. Accordingly, it should not be relied upon as if it had been carried out in accordance with those United States standards and practices or any standards other than the Applicable Standards.

In accordance with the Irish Takeover Rules, AbbVie is furnishing the PricewaterhouseCoopers UK Report and the Morgan Stanley Report, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Following the consummation of the Acquisition, AbbVie expects that substantially all of the debt of the combined company will be pari passu. Additionally, AbbVie anticipates that any new debt securities it issues to finance the Acquisition will be dollar denominated. AbbVie’s credit metrics are targeted to improve to 2.5x net debt to EBITDA by the end of 2021 and improve in subsequent years.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	PricewaterhouseCoopers UK Report

99.2	Morgan Stanley Report

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including forward-looking statements with respect to the Acquisition and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the ability to achieve the guidance included in the Profits Forecast Document and possible differences in results from such guidance, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, the combined company’s capital structure post-Acquisition and the nature of any debt issued to fund the Acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause AbbVie’s plans with respect to Allergan or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie can be found in AbbVie’s filings with the SEC, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statements in this communication are based upon information available to AbbVie and/or its board of directors as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither AbbVie or any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: September 16, 2019	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President, Chief Financial Officer

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